Filed pursuant to Rule 497(e)

Registration No. 333-271700

THEMES ETF TRUST

PROSPECTUS

July 2, 2026 (as supplemented on July 29, 2026)

SKHX	Leverage Shares 2X Long SK Hynix Daily ETF	SKHZ	Leverage Shares 1X Short SK Hynix Daily ETF

each of the above is listed on Cboe BZX Exchange, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus relates to the Funds listed above (each, a “Fund” and collectively, the “Funds”). The Funds seek daily leveraged or daily inverse investment results and are intended to be used as short-term trading vehicles.

The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:

(1) The Funds pursue daily leveraged or inverse investment objectives, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of their underlying security.

(2) Seeking to replicate daily performances of an underlying security means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying security may affect a Fund’s return as much as, or more than, the return of the underlying security. Further, the return for investors that invest for periods less than a full trading day is likely to be different from an underlying leveraged and inverse security’s performance for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.

The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:

(a) understand the risks associated with the use of leveraged and inverse strategies;

(b) understand the consequences of seeking daily leveraged or inverse investment results; and

(c) intend to actively monitor and manage their investments.

Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.

There is no assurance that any Fund will achieve its daily leveraged or daily inverse investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

The Funds’ investment adviser will not attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than a maximum percentage of its net asset value on a given trading day. As a consequence, if a 2X Long Fund's underlying security declines by more than 50%, or if a 1X Short Fund's underlying security increases by more than 100%, on a given trading day in a direction adverse to the applicable Fund, the Fund’s investors would lose all of their money.

Table of Contents

SUMMARY SECTIONS	1
Leverage Shares 2X Long SK Hynix Daily ETF	1
Leverage Shares 1X Short SK Hynix Daily ETF	15
ADDITIONAL INFORMATION ABOUT THE FUNDS	29
PORTFOLIO HOLDINGS INFORMATION	50
MANAGEMENT	50
ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES	51
ADDITIONAL TAX INFORMATION	53
DISTRIBUTION	54
PREMIUM/DISCOUNT INFORMATION	54
FINANCIAL HIGHLIGHTS	55

i

SUMMARY SECTIONS

Leverage Shares 2X Long SK Hynix Daily ETF

IMPORTANT INFORMATION REGARDING THE FUND

The Leverage Shares 2X Long SK Hynix Daily ETF (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify (200%) the daily performance of the publicly traded American Depositary Receipts (“ADRs”) of SK Hynix Inc., (Nasdaq: SKHY) (“SK Hynix” or “Underlying Security”). The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Underlying Security for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Underlying Security for that period. Longer holding periods, higher volatility of the Underlying Security and leverage increase the impact of compounding on an investor’s returns. During periods of higher Underlying Security volatility, the volatility of the Underlying Security may affect the Fund’s return as much as, or more than, the return of the Underlying Security.

The Fund expects to commence operations on or about the same date as the Underlying Security commences trading in connection with its initial public offering (“IPO”). As a result, the Fund will seek exposure to the Underlying Security, consistent with its investment objective, during a period in which the Underlying Security has a limited trading history, limited publicly available information, uncertain market valuation and potentially significant price volatility. Trading in the Underlying Security may be subject to substantial fluctuations in price, wide bid-ask spreads, trading halts, limited liquidity, price discovery challenges and other market disruptions that are more common following an IPO. The Fund may have difficulty obtaining exposure to the Underlying Security on terms that are consistent with its investment objective, particularly during the initial days or weeks following the IPO, which may cause the Fund not to meet its investment objective during this time. In addition, options, swaps or other derivatives referencing the Underlying Security may not be immediately available, may have limited liquidity, may be more expensive than anticipated or may not provide the desired exposure. The Fund's performance, ability to achieve its investment objective and ability to rebalance its portfolio may be adversely affected by these conditions. These risks are likely to be heightened on the first day of trading and during the period immediately following the IPO.

The Fund will enter into swap agreements and options contracts based on the Underlying Security, which is an ADR. ADRs are securities issued by U.S. financial institutions that represent an ownership interest in shares of a non-U.S. issuer. The market value of an ADR may differ from that of the underlying foreign shares due to factors such as currency exchange rate movements, differences in trading hours between U.S. and foreign markets, and varying levels of liquidity. Additionally, corporate actions and ADR fees and expenses can contribute to disparities in pricing between ADRs and the foreign stocks they represent. These differences may affect the pricing of the Fund’s swap agreements and the Fund’s ability to achieve its investment objective. In addition, because the Fund seeks daily leveraged investment results, any volatility or divergence in the price of the ADR or Underlying Security may be magnified in the Fund’s returns. Investments linked to ADRs are also subject to the risks associated with foreign issuers, including risks related to political, economic, and regulatory developments in the issuer’s home country.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the performance of the Underlying Security is flat, and it is possible that the Fund will lose money even if the performance of the Underlying Security increases over a period longer than a single day. Periods of greater Underlying Security volatility may affect the Fund’s return as much as, or more than, the return of the Underlying Security. An investor could lose the full principal value of his/her investment within a single day if the price of the Underlying Security falls by more than 50% in one trading day. Investing in the Fund is not equivalent to investing directly in the Underlying Security.

Investment Objective

The Fund is an exchange traded fund (“ETF”) that seeks daily leveraged investment results, before fees and expenses, of two times (200%) the daily percentage change in the price of the ADR of SK Hynix. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses[3]	0.75%

[1]	The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee paid to the Adviser (as defined below) pursuant to the investment advisory agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.
[2]	Estimated for the current fiscal year.
[3]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$77	$242

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund is an actively managed ETF. The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the Underlying Security and financial instruments with economic characteristics that, in combination, provide 200% daily leveraged exposure to the price of the Underlying Security, on a daily basis, consistent with the Fund’s investment objective.

The Fund seeks to achieve its investment objective through the use of derivative instruments, including swap agreements and options contracts, as well as, to a lesser extent, direct investments in the Underlying Security. The Fund will enter into one or more swap agreements with major financial institutions pursuant to which the Fund and the counterparty will agree to exchange the return (or differentials in rates of return) of the Underlying Security for a payment based on the Fund’s net assets, such that the Fund seeks to achieve, on a daily basis, leveraged (200%) exposure to the performance of the Underlying Security. Themes Management Company, LLC (the “Adviser”) attempts to consistently apply leveraged exposure to obtain long exposure to the Underlying Security equal to 200% of the Fund’s net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure.

Depending on market conditions, market liquidity and operational constraints, the Fund may obtain leveraged long exposure to the Underlying Security by purchasing deep in-the-money call option contracts or by entering into option combinations designed to replicate long exposure. In particular, the Fund may establish a position consisting of the purchase of a call option and the sale of a put option on the Underlying Security with the same strike price and expiration date (a strategy generally referred to as a “synthetic forward”). All option contracts bought and sold will be based on the Underlying Security. The Fund will pay a premium to purchase call options and receive a premium from selling put options. These option positions are designed to provide economic exposure similar to a leveraged long position in the Underlying Security, with gains or losses determined primarily by changes in the price of the Underlying Security relative to the strike price of the options. However, these strategies may not perfectly replicate leveraged long exposure and may be subject to differences in timing, pricing, liquidity and other market factors, which may cause the Fund’s performance to deviate from the leveraged performance of the Underlying Security.

As part of its investment strategy, the Fund may invest in a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put options contracts based on the value of the price returns of the Underlying Security. The Fund will only buy and sell options contracts that are listed for trading on regulated U.S. exchanges. Standardized exchange-traded options have standardized terms, including the strike price, expiration date and exercise style, and are also guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed option that permits customization of contract terms including strike price, expiration date and exercise style that are also guaranteed for settlement by the OCC.

The Fund may utilize either European style options, which may be exercised only at expiration or American style options, which may be exercised at any time prior to expiration.

As a result of its investment strategy, the Fund will be concentrated (i.e., invest 25% or more of its total assets) in the industry to which the Underlying Security is assigned. As of the date of this prospectus, the Underlying Security is expected to be assigned to the semiconductors and semiconductor equipment industry.

The Fund seeks to achieve its investment objective on a daily basis without regard to overall market movement or the increase or decrease in the value of the Underlying Security. The Fund’s exposure is reset daily, typically at the close of trading. As a result, the Fund’s performance for periods longer than one day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Security for the same period. The Fund generally seeks to maintain its exposure regardless of market conditions and does not attempt to take defensive positions.

At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to the Underlying Security is consistent with the Fund’s investment objective. The Underlying Security’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of the Underlying Security rises on a given day, net assets of the Fund are expected to rise, resulting in the Fund increasing its exposure. Conversely, if the price of the Underlying Security decreases on a given day, net assets of the Fund are expected to decrease, resulting in the Fund reducing its exposure. This daily rebalancing typically results in high portfolio turnover.

On a day-to-day basis, the Fund is expected to hold collateral for its derivative positions. For this purpose, the Fund may invest in money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund is expected to allocate up to 100% of its assets as collateral for swap agreements or as premiums for purchased options contracts.

If the Underlying Security were to decrease in value by more than 50% in a single trading day the Fund and consequently the Fund’s investors would lose all of their money.

The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.

The Fund is considered to be non-diversified. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

SK Hynix Inc. is a South Korea–based semiconductor company principally engaged in the research, development, manufacture, and sale of memory semiconductor products, including DRAM, NAND flash memory, high bandwidth memory (HBM), and enterprise solid-state drives (eSSDs). The common stock of SK Hynix, Inc. is registered as a foreign private issuer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission (“SEC”) by the Underlying Security pursuant to the Exchange Act can be located by reference to the SEC file number 333-297185 through the SEC’s website at www.sec.gov. In addition, information regarding the Underlying Security may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to the shares of the Underlying Security or other securities related to the Underlying Security. The Fund has derived all disclosures contained in this document regarding the Underlying Security from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Security is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Security have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning the Underlying Security could affect the value of the Fund’s investments with respect to the Underlying Security and therefore the value of the Fund.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Security over the same period. The Fund will lose money if the Underlying Security’s performance is flat over time, and as a result of daily rebalancing, the Underlying Security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Security’s performance increases over a period longer than a single day.

Principal Risks of Investing in the Fund

An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. Additionally, the Fund presents risks that are not traditionally associated with other mutual funds and ETFs. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield or total return. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Effects of Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from 200% of the performance of the Underlying Security’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security during the shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how the Underlying Security’s volatility and its return could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Underlying Security volatility; b) Underlying Security performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to the Underlying Security. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the Underlying Security; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Underlying Security.

During periods of higher Underlying Security volatility, the volatility of the Underlying Security may affect the Fund’s return as much as, or more than, the return of the Underlying Security. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security during a shareholder’s holding period of an investment in the Fund.

As shown in the chart below, the Fund would be expected to lose 6.1% if the Underlying Security provided no return over a one-year period during which the Underlying Security experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Underlying Security’s return is flat. For instance, if the Underlying Security’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Underlying Security and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Underlying Security. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.

One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

As of the date of this Prospectus, the Underlying Security has not yet traded on a listing exchange for a one-year calendar period and, therefore, does not have an annualized historical volatility rate or total return performance available to report. When available, historical volatility and performance are not indications of what the Underlying Security volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Underlying Security may differ from the volatility of the Underlying Security. Given that the Underlying Security recently commenced trading in July 2026, there is limited data on which investors can evaluate the security.

For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information About Investment Techniques and Policies.”

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Underlying Security will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Security, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50%. This would result in a total loss of a shareholder’s investment in one day even if the Underlying Security subsequently moves in the opposite direction and eliminates all or a portion of its earlier daily change. A total loss may occur in a single day even if the Underlying Security does not lose all of its value. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Underlying Security and may increase the volatility of the Fund.

To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative security, reduce its leverage or close.

SK Hynix Inc. Investing Risk. Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, in addition to the risks associated with the semiconductors and semiconductor equipment industry, SK Hynix Inc. faces risks that include, but are not limited to: its operating results are highly dependent on cyclical demand and pricing in the global memory semiconductor market, including significant volatility in DRAM and NAND pricing; it faces intense competition from other large memory semiconductor manufacturers with substantial financial and technological resources; its business is capital intensive and requires substantial ongoing investment in fabrication facilities, equipment and advanced process technologies; it is exposed to variability in demand driven by data center, artificial intelligence and mobile markets, which may result in fluctuations in revenues and profitability; it relies on a limited number of key customers, including large technology companies, and changes in demand from such customers could materially adversely affect its revenues; its manufacturing operations are subject to risks of disruption, including equipment failures, supply chain constraints and geopolitical developments affecting its global operations; its success depends on its ability to develop and transition to advanced memory technologies, including high-bandwidth memory and next-generation products, in a timely manner; it is exposed to risks associated with international operations, including export controls, trade restrictions and geopolitical tensions, particularly involving the United States, China and South Korea; fluctuations in foreign currency exchange rates may adversely affect its financial results; and it has made and may continue to make significant investments in new technologies and capacity, which may not generate expected returns. Any of these risks could have a significant negative impact on the company’s business.

As the Underlying Security is expected to complete its IPO on July 10, 2026, there will be limited public trading history upon which investors can evaluate its performance, and the market price of its common stock is expected to experience significant volatility following the offering. The trading price of the Underlying Security’s common stock is expected to fluctuate significantly due to company-specific developments, changes in investor expectations, general market conditions, lock-up expirations for pre-IPO shareholders, changes in trading volume, the entry or exit of large shareholders or other factors unrelated to its operating performance.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may expose the Fund to greater risks, and may result in larger losses or small gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.

Swap Agreements. The Fund expects to use swap agreements to achieve its investment objective. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. Additionally, any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Such costs may increase as interest rates rise.

Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may expose investors to significant losses.

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to the Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of the Underlying Security moves against its positions, potentially resulting in a complete loss of the premium paid.

FLEX Options. FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. Due to their customization and potentially unique terms, FLEX Options may be less liquid than other securities, such as standard exchange listed options. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price.

These risks are expected to be heightened during the period immediately following the Underlying Security’s IPO.

Counterparty/Collateral Risk. If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Fund losing money or not being able to meet its daily leveraged investment objective.

In addition, because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund, or the Fund may decide to change its leveraged investment objective. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be increased when there is significant market volatility.

Collateral pledged by a counterparty may be insufficient to fully mitigate credit exposure in the event of a default. This risk may arise from declines in collateral value, limited marketability, legal or perfection issues, or challenges in enforcing security interests. These risks are expected to be heightened during the period immediately following the Underlying Security’s IPO.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Underlying Security that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Intraday Investment Risk. The intraday performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Underlying Security at the market close on the first trading day and the value of the Underlying Security at the time of purchase. If the Underlying Security gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Underlying Security declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Therefore, an investor that purchases shares intraday may experience performance that is greater than, or less than, the Fund’s stated investment objective.

If there is a significant intraday market event and/or the Underlying Security experiences a significant change in value, the Fund may not meet its investment objective, may not be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads. Additionally, the Fund may close prior to the close of trading on the Exchange (defined below) and experience significant losses.

Daily Correlation Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Security and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Underlying Security is impacted by the Underlying Security’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Underlying Security at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Underlying Security increases on days when the Underlying Security is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.

The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) the Underlying Security. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s desired correlation with the Underlying Security. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Underlying Security. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the performance of the Underlying Security. Any of these factors could decrease the correlation between the performance of the Fund and the Underlying Security and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.

Foreign Issuer Risk. The Underlying Security is issued by a non-U.S. company and is subject to risks associated with foreign issuers. Foreign securities may be more volatile and less liquid than U.S. securities, and the issuer may be subject to different accounting, auditing, financial reporting and disclosure standards, which may result in less publicly available information. The issuer’s operations and financial results may be affected by economic, political or social conditions in its home country or region, including governmental intervention or geopolitical developments. Investments in foreign issuers are also subject to currency risk and may be affected by changes in exchange rates relative to the U.S. dollar. Foreign markets may have different trading, settlement and regulatory practices, which may increase operational risks.

American Depositary Receipt Risk. The Fund may obtain exposure to the Underlying Security through ADRs, which are issued by U.S. banks and represent interests in securities of non-U.S. issuers. ADRs are subject to many of the same risks as direct investments in foreign securities, including risks related to currency fluctuations and political and economic developments in the issuer’s home country. ADRs may trade at a premium or discount to the underlying securities and may be less liquid. The depositary bank may charge fees that reduce returns, and ADR holders may not have the same rights as holders of the underlying securities.

Concentration Risk. The Fund will be concentrated in the industry to which the Underlying Security is assigned (i.e., hold more than 25% of its total assets in investments that provide long exposure to the industry to which the Underlying Security is assigned). A portfolio concentrated in a particular industry may present more risks than a portfolio that is broadly diversified over several industries or sectors. As of the date of this prospectus, the Underlying Security is assigned to the semiconductors and semiconductor equipment industry.

Semiconductors and Semiconductor Equipment Industry Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of semiconductor companies. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of semiconductor companies have been and likely will continue to be extremely volatile.

Risks of Investing in South Korea. SK Hynix, Inc. is domiciled in South Korea and therefore is subject to risks associated with investments in South Korea. The South Korean economy is highly dependent on exports and global trade, and downturns in global demand or disruptions in trade could materially adversely affect economic conditions and the performance of South Korean companies. South Korea has experienced, and may continue to experience, significant political and geopolitical tensions, particularly with North Korea, which could result in market volatility, disruptions to business operations or declines in investor confidence. The South Korean government exercises influence over the economy and certain industries, and changes in government policies, regulations or industrial policies may adversely affect specific companies or sectors. The South Korean financial markets may be more volatile and less liquid than those of the United States, and may be subject to greater regulatory or market intervention. Issuers in South Korea may be subject to different accounting, disclosure and regulatory standards than U.S. issuers, which may result in less transparency or comparability. Investments in South Korean issuers are subject to currency risk, including fluctuations in the value of the South Korean won relative to the U.S. dollar, which may adversely affect returns. South Korea’s economy is concentrated in certain large conglomerates, and adverse developments affecting such entities or sectors could have a disproportionate impact on the broader market. Investments may also be subject to restrictions on foreign ownership, repatriation of capital or other regulatory constraints.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund and/or the Fund’s service providers, including the Adviser, market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Adviser, other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. The Fund is subject to the risk that geopolitical events will disrupt markets and adversely affect global economies, markets, and exchanges. Local, regional or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on the Fund, its investments, and the Fund’s ability to achieve its investment objective. Global trade policies, including tariffs, could also materially adversely affect the performance of the Fund’s holdings.

Equity Securities Risk. Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.

Indirect Investment Risk. The Underlying Security is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of the Underlying Security and make no representation as to the performance of the Underlying Security. Investing in the Fund is not equivalent to investing in the Underlying Security. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the Underlying Security.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements. In a repurchase agreement, a party sells a security, commonly a U.S. government security, and agrees to buy the security back at a specific price at a specified later time. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intraday (premium) or less than the NAV intraday (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.

Early Close/Trading Halt Risk. The risk that an exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Cash Transaction Risk. The Fund will generally effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and will incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund will bear such costs, which will decrease the Fund’s net asset value.

Tax Risk. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter and meet annual distribution requirements.

The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, including gaining exposure to the Underlying Security through the use of swaps, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

IPO Risk. The Fund expects to commence operations on or about the same date as the Underlying Security commences trading in connection with its IPO. As a result, the Fund will seek exposure to the Underlying Security, consistent with its investment objective, during a period in which the Underlying Security has a limited trading history, limited publicly available information, uncertain market valuation and potentially significant price volatility. Trading in the Underlying Security may be subject to substantial fluctuations in price, wide bid-ask spreads, trading halts, limited liquidity, price discovery challenges and other market disruptions that are more common following an IPO. The Fund may have difficulty obtaining exposure to the Underlying Security on terms that are consistent with its investment objective, particularly during the initial days or weeks following the IPO, which may cause the Fund not to meet its investment objective during this time. In addition, options, swaps or other derivatives referencing the Underlying Security may not be immediately available, may have limited liquidity, may be more expensive than anticipated or may not provide the desired exposure. The Fund's performance, ability to achieve its investment objective and ability to rebalance its portfolio may be adversely affected by these conditions. These risks are likely to be heightened on the first day of trading and during the period immediately following the IPO.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification Risk. The Fund is considered to be non-diversified. This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty and make the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Liquidity Risk. Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Security. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund. To the extent that the Underlying Security’s value increases or decreases significantly, the Fund may be one of many market participants that are attempting to transact in the Underlying Security. Under such circumstances, the market for the Underlying Security may lack sufficient liquidity for all market participants’ trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund’s transactions could exacerbate the price changes of the Underlying Security and may impact the ability of the Fund to achieve its investment objective.

In certain cases, the market for the Underlying Security and/or Fund may lack sufficient liquidity for all market participants’ trades. Therefore, the Fund may have difficulty transacting in it and/or in correlated investments, such as swap contracts. Further, the Fund’s transactions could exacerbate illiquidity and volatility in the price of the Underlying Security and correlated derivative instruments. These risks are expected to be heightened during the period immediately following the Underlying Security’s IPO.

Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Fund Performance

Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.ThemesETFs.com or by calling the Fund toll-free at 1-866-5Themes (1-866-584-3637).

Management

Investment Adviser

Themes Management Company, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers

Calvin Tsang, CFA, Head of Product Management and Development of the Adviser, Dingxun (Kevin) Shao, Vice President, Product Management and Development of the Adviser and Paul Bartkowiak, Vice President, Portfolio Management of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and each has served as portfolio manager since the Fund’s inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.ThemesETFs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Leverage Shares 1X Short SK Hynix Daily ETF

IMPORTANT INFORMATION REGARDING THE FUND

The Leverage Shares 1X Short SK Hynix Daily ETF (the “Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the publicly traded American Depositary Receipts (“ADRs”) of SK Hynix Inc. (Nasdaq: SKHY) (“SK Hynix” or “Underlying Security”). The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of the Underlying Security for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -100% of the return of the Underlying Security for that period. Longer holding periods, higher volatility of the Underlying Security and leverage increase the impact of compounding on an investor’s returns. During periods of higher Underlying Security volatility, the volatility of the Underlying Security may affect the Fund’s return as much as, or more than, the return of the Underlying Security.

The Fund expects to commence operations on or about the same date as the Underlying Security commences trading in connection with its initial public offering (“IPO”). As a result, the Fund will seek exposure to the Underlying Security, consistent with its investment objective, during a period in which the Underlying Security has a limited trading history, limited publicly available information, uncertain market valuation and potentially significant price volatility. Trading in the Underlying Security may be subject to substantial fluctuations in price, wide bid-ask spreads, trading halts, limited liquidity, price discovery challenges and other market disruptions that are more common following an IPO. The Fund may have difficulty obtaining exposure to the Underlying Security on terms that are consistent with its investment objective, particularly during the initial days or weeks following the IPO, which may cause the Fund not to meet its investment objective during this time. In addition, options, swaps or other derivatives referencing the Underlying Security may not be immediately available, may have limited liquidity, may be more expensive than anticipated or may not provide the desired exposure. The Fund's performance, ability to achieve its investment objective and ability to rebalance its portfolio may be adversely affected by these conditions. These risks are likely to be heightened on the first day of trading and during the period immediately following the IPO.

The Fund will enter into swap agreements and options contracts based on the Underlying Security, which is an ADR. ADRs are securities issued by U.S. financial institutions that represent an ownership interest in shares of a non-U.S. issuer. The market value of an ADR may differ from that of the underlying foreign shares due to factors such as currency exchange rate movements, differences in trading hours between U.S. and foreign markets, and varying levels of liquidity. Additionally, corporate actions and ADR fees and expenses can contribute to disparities in pricing between ADRs and the foreign stocks they represent. These differences may affect the pricing of the Fund’s swap agreements and the Fund’s ability to achieve its investment objective. In addition, because the Fund seeks daily inverse investment results, any volatility or divergence in the price of the ADR or Underlying Security may be magnified in the Fund’s returns. Investments linked to ADRs are also subject to the risks associated with foreign issuers, including risks related to political, economic, and regulatory developments in the issuer’s home country.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the performance of the Underlying Security is flat, and it is possible that the Fund will lose money even if the performance of the Underlying Security increases over a period longer than a single day. Periods of greater Underlying Security volatility may affect the Fund’s return as much as, or more than, the return of the Underlying Security. An investor could lose the full principal value of his/her investment within a single day. Investing in the Fund is not equivalent to investing directly in the Underlying Security.

Investment Objective

The Fund is an exchange traded fund (“ETF”) that seeks daily investment results, before fees and expenses, equal to -100% (the inverse) of the daily percentage change in the price of the ADR of SK Hynix. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses[3]	0.75%

[1]	The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee paid to the Adviser (as defined below) pursuant to the investment advisory agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.
[2]	Estimated for the current fiscal year.
[3]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$77	$242

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund is an actively managed ETF. The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the Underlying Security and financial instruments with economic characteristics that, in combination, provide inverse (-100%) exposure, on a daily basis, to the price of the Underlying Security, consistent with the Fund’s investment objective.

The Fund seeks to achieve its investment objective through the use of derivative instruments, including swap agreements and options contracts, as well as, to a lesser extent, direct investments in the Underlying Security. The Fund will enter into one or more swap agreements with major financial institutions pursuant to which the Fund and the counterparty will agree to exchange the return (or differentials in rates of return) of the Underlying Security for a payment based on the Fund’s net assets, such that the Fund seeks to achieve, on a daily basis, inverse (-100%) exposure to the performance of the Underlying Security. The Adviser attempts to consistently apply inverse exposure to obtain short exposure to the Underlying Security equal to -100% of the Fund’s net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure.

Depending on market conditions, market liquidity and operational constraints, the Fund may obtain short exposure to the Underlying Security by purchasing deep in-the-money put option contracts, or by entering into option combinations designed to replicate short exposure. In particular, the Fund may establish a position consisting of the purchase of a put option and the sale of a call option on the Underlying Security with the same strike price and expiration date (a strategy generally referred to as a “synthetic short forward”). The Fund will pay a premium to purchase put options and receive a premium from selling call options. These option positions are designed to provide economic exposure similar to a short position in the Underlying Security, with gains or losses determined primarily by changes in the price of the Underlying Security relative to the strike price of the options. The maturities of such option positions are typically short-term and may range from one day to one month.

As part of its investment strategy, the Fund may invest in a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) options based on the price return of the Underlying Security. The Fund will only buy and sell options contracts that are listed for trading on regulated U.S. exchanges. Standardized exchange-traded options have uniform terms, including the strike price, expiration date, and exercise style, and are also guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are exchange-listed options that permit customization of contract key terms, including strike price, expiration date, and exercise style and are also guaranteed for settlement by the OCC. The Fund may utilize either European-style options, which may be exercised only at expiration, or American-style options, which may be exercised at any time prior to expiration.

As a result of its investment strategy, the Fund will be concentrated (i.e., invest 25% or more of its total assets) in the industry to which the Underlying Security is assigned. As of the date of this prospectus, the Underlying Security is assigned to the semiconductors and semiconductor equipment industry.

The Fund seeks to achieve its investment objective on a daily basis without regard to overall market movement or the increase or decrease in the value of the Underlying Security. The Fund’s exposure is reset daily, typically at the close of trading. As a result, the Fund’s performance for periods longer than one day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Underlying Security for the same period. The Fund generally seeks to maintain its inverse exposure regardless of market conditions and does not attempt to take defensive positions.

At the close of the markets each trading day, Themes Management Company, LLC (the “Adviser”) rebalances the Fund’s portfolio so that its exposure to the Underlying Security is consistent with the Fund’s investment objective. The Underlying Security’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of the Underlying Security has fallen on a given day, net assets of the Fund are expected to rise, resulting in the Fund increasing its exposure. Conversely, if the price of the Underlying Security increases on a given day, the Fund’s net assets are expected to decrease, resulting in the Fund reducing its exposure. This daily rebalancing typically results in high portfolio turnover.

On a day-to-day basis, the Fund is expected to hold collateral for its derivative positions. For this purpose, the Fund may invest in money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund is expected to allocate up to 100% of its assets as collateral for swap agreements or as premiums for purchased options contracts.

If the Underlying Security were to increase by more than 100% in a single trading day, the Fund could lose its entire investment.

The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.

The Fund is considered to be non-diversified. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

SK Hynix Inc. is a South Korea–based semiconductor company principally engaged in the research, development, manufacture, and sale of memory semiconductor products, including DRAM, NAND flash memory, high bandwidth memory (HBM), and enterprise solid-state drives (eSSDs). The common stock of SK Hynix Inc. is registered as a foreign private issuer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission (“SEC”) by the Underlying Security pursuant to the Exchange Act can be located by reference to the SEC file number 333-297185 through the SEC’s website at www.sec.gov. In addition, information regarding the Underlying Security may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to the shares of the Underlying Security or other securities related to the Underlying Security. The Fund has derived all disclosures contained in this document regarding the Underlying Security from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Security is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Security have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning the Underlying Security could affect the value of the Fund’s investments with respect to the Underlying Security and therefore the value of the Fund.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Underlying Security over the same period. The Fund will lose money if the Underlying Security’s performance is flat over time, and as a result of daily rebalancing, the Underlying Security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Security’s performance decreases over a period longer than a single day.

Principal Risks of Investing in the Fund

An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. Additionally, the Fund presents risks that are not traditionally associated with other mutual funds and ETFs. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield or total return. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Effects of Compounding and Market Volatility Risk. The Fund has a daily inverse investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from -100% of the performance of the Underlying Security’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security during the shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how the Underlying Security’s volatility and its return could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Underlying Security volatility; b) Underlying Security performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to the Underlying Security. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the Underlying Security; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged short exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the Underlying Security. During periods of higher Underlying Security volatility, the volatility of the Underlying Security may affect the Fund’s return as much as, or more than, the return of the Underlying Security. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security during a shareholder’s holding period of an investment in the Fund.

As shown in the chart below, the Fund would be expected to lose 6.04% if the Underlying Security provided no return over a one-year period during which the Underlying Security experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Underlying Security’s return is flat. For instance, if the Underlying Security’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of the Underlying Security and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of the Underlying Security. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Short Correlation Risk” below.

One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-23.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%

As of the date of this Prospectus, the Underlying Security has not yet traded on a listing exchange for a one-year calendar period and, therefore, does not have an annualized historical volatility rate or total return performance available to report. When available, historical volatility and performance are not indications of what the Underlying Security volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Underlying Security may differ from the volatility of the Underlying Security. Given that the Underlying Security recently commenced trading in July, 2026, there is limited data on which investors can evaluate the security.

For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information About Investment Techniques and Policies.”

Inverse Exposure Risk. The Fund seeks to provide inverse (-100%) exposure to the daily performance of the Underlying Security and is subject to the risk that increases in the price of the Underlying Security will result in losses, which may be significant and occur rapidly. Because the Fund’s exposure is reset on a daily basis, the Fund’s performance for periods longer than one day will be the result of the compounding of daily returns and will likely differ, and may differ significantly, from the inverse of the return of the Underlying Security for the same period. A relatively small increase in the price of the Underlying Security may result in a corresponding decrease in the value of the Fund, and the Fund could lose a substantial portion or all of its value in a single trading day if the Underlying Security experiences a significant increase. The Fund’s use of derivatives to obtain inverse exposure may magnify any lack of correlation between the Fund’s performance and that of the Underlying Security and may increase the volatility of the Fund. In addition, the Fund’s ability to achieve its investment objective depends on the availability of suitable derivative instruments and counterparties; if such instruments are unavailable or become illiquid, the Fund may be unable to obtain the desired exposure, which could adversely affect its ability to meet its investment objective, impair its ability to issue additional Creation Units, and cause its shares to trade at a premium or discount to net asset value and/or experience wider bid-ask spreads.

SK Hynix Inc. Investing Risk. Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, because the Fund seeks daily inverse exposure to the Underlying Security, developments that are favorable to SK Hynix Inc. are likely to have an adverse effect on the Fund. In addition to the risks associated with the semiconductors and semiconductor equipment industry, circumstances that could increase the value of the Underlying Security include, but are not limited to: sustained demand for memory semiconductors and favorable pricing in the global DRAM and NAND markets; successful competition with other memory semiconductor manufacturers; continued investment in fabrication facilities, equipment and advanced process technologies that enhances the company's competitive position; increased demand from data center, artificial intelligence and mobile markets; growth in sales to, or continued strong demand from, key technology customers; reliable manufacturing operations, resilient supply chains and favorable geopolitical developments affecting the company's global operations; successful development and commercialization of advanced memory technologies, including high-bandwidth memory and next-generation products; favorable developments relating to export controls, trade restrictions and international trade; favorable foreign currency exchange rates; and successful investments in new technologies and production capacity that generate expected returns. Any of these developments could materially increase the value of the Underlying Security and, as a result, adversely affect the Fund.

As the Underlying Security is expected to complete its IPO on or about July 10, 2026, there will be limited public trading history upon which investors can evaluate its performance, and the market price of its common stock is expected to experience significant volatility following the offering. The trading price of the Underlying Security’s common stock is expected to fluctuate significantly due to company-specific developments, changes in investor expectations, general market conditions, lock-up expirations for pre-IPO shareholders, changes in trading volume, the entry or exit of large shareholders or other factors unrelated to its operating performance.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may expose the Fund to greater risks, and may result in larger losses or small gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.

Swap Agreements. The Fund expects to use swap agreements to achieve its investment objective. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. Additionally, any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Such costs may increase as interest rates rise.

Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may expose investors to significant losses.

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to the Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of the Underlying Security moves against its positions, potentially resulting in a complete loss of the premium paid.

FLEX Options. FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. Due to their customization and potentially unique terms, FLEX Options may be less liquid than other securities, such as standard exchange listed options. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price.

These risks are expected to be heightened during the period immediately following the Underlying Security’s IPO.

Counterparty/Collateral Risk. If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Fund losing money or not being able to meet its daily inverse investment objective.

In addition, because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund, or the Fund may decide to change its investment objective. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be increased when there is significant market volatility.

Collateral pledged by a counterparty may be insufficient to fully mitigate credit exposure in the event of a default. This risk may arise from declines in collateral value, limited marketability, legal or perfection issues, or challenges in enforcing security interests. These risks are expected to be heightened during the period immediately following the Underlying Security’s IPO.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Underlying Security that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Intraday Investment Risk. The intraday performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Underlying Security at the market close on the first trading day and the value of the Underlying Security at the time of purchase. If the Underlying Security gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if the Underlying Security declines, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Therefore, an investor that purchases shares intraday may experience performance that is greater than, or less than, the Fund’s stated investment objective.

If there is a significant intraday market event and/or the Underlying Security experiences a significant change in value, the Fund may not meet its investment objective, may not be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads. Additionally, the Fund may close prior to the close of trading on the Exchange (defined below) and experience significant losses.

Daily Short Correlation Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Security and therefore achieve its daily inverse investment objective. The Fund’s exposure to the Underlying Security is impacted by the Underlying Security’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Underlying Security at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Underlying Security increases on days when the Underlying Security is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.

The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) the Underlying Security. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s desired correlation with the Underlying Security. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Underlying Security. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the performance of the Underlying Security. Any of these factors could decrease the correlation between the performance of the Fund and the Underlying Security and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.

Shorting Risk. A short position is a financial transaction in which an investor sells an asset that the investor does not own. In such a transaction, an investor’s short position appreciates when a reference asset falls in value. By contrast, the short position loses value when the reference asset’s value increases. Because historically most assets have risen in value over the long term, short positions are expected to depreciate in value. Accordingly, short positions may be riskier and more speculative than traditional investments. In addition, any income, dividends or payments by reference assets in which the Fund has a short position will impose expenses on the Fund that reduce returns.

The Fund will obtain short exposure through the use of swap agreements and option contracts. To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may be less desirable or more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative.

Foreign Issuer Risk. The Underlying Security is issued by a non-U.S. company and is subject to risks associated with foreign issuers. Foreign securities may be more volatile and less liquid than U.S. securities, and the issuer may be subject to different accounting, auditing, financial reporting and disclosure standards, which may result in less publicly available information. The issuer’s operations and financial results may be affected by economic, political or social conditions in its home country or region, including governmental intervention or geopolitical developments. Investments in foreign issuers are also subject to currency risk and may be affected by changes in exchange rates relative to the U.S. dollar. Foreign markets may have different trading, settlement and regulatory practices, which may increase operational risks.

American Depositary Receipt Risk. The Fund may obtain exposure to the Underlying Security through ADRs, which are issued by U.S. banks and represent interests in securities of non-U.S. issuers. ADRs are subject to many of the same risks as direct investments in foreign securities, including risks related to currency fluctuations and political and economic developments in the issuer’s home country. ADRs may trade at a premium or discount to the underlying securities and may be less liquid. The depositary bank may charge fees that reduce returns, and ADR holders may not have the same rights as holders of the underlying securities.

Concentration Risk. The Fund will be concentrated in the industry to which the Underlying Security is assigned (i.e., hold more than 25% of its total assets in investments that provide long exposure to the industry to which the Underlying Security is assigned). A portfolio concentrated in a particular industry may present more risks than a portfolio that is broadly diversified over several industries or sectors. As of the date of this prospectus, the Underlying Security is assigned to the semiconductors and semiconductor equipment industry.

Semiconductors and Semiconductor Equipment Industry Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of semiconductor companies. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of semiconductor companies have been and likely will continue to be extremely volatile.

Risks of Investing in South Korea. SK Hynix, Inc. is domiciled in South Korea and therefore is subject to risks associated with investments in South Korea. The South Korean economy is highly dependent on exports and global trade, and downturns in global demand or disruptions in trade could materially adversely affect economic conditions and the performance of South Korean companies. South Korea has experienced, and may continue to experience, significant political and geopolitical tensions, particularly with North Korea, which could result in market volatility, disruptions to business operations or declines in investor confidence. The South Korean government exercises influence over the economy and certain industries, and changes in government policies, regulations or industrial policies may adversely affect specific companies or sectors. The South Korean financial markets may be more volatile and less liquid than those of the United States, and may be subject to greater regulatory or market intervention. Issuers in South Korea may be subject to different accounting, disclosure and regulatory standards than U.S. issuers, which may result in less transparency or comparability. Investments in South Korean issuers are subject to currency risk, including fluctuations in the value of the South Korean won relative to the U.S. dollar, which may adversely affect returns. South Korea’s economy is concentrated in certain large conglomerates, and adverse developments affecting such entities or sectors could have a disproportionate impact on the broader market. Investments may also be subject to restrictions on foreign ownership, repatriation of capital or other regulatory constraints.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund and/or the Fund’s service providers, including the Adviser, market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Adviser, other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. The Fund is subject to the risk that geopolitical events will disrupt markets and adversely affect global economies, markets, and exchanges. Local, regional or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on the Fund, its investments, and the Fund’s ability to achieve its investment objective. Global trade policies, including tariffs, could also materially adversely affect the performance of the Fund’s holdings.

Equity Securities Risk. Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.

Indirect Investment Risk. The Underlying Security is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of the Underlying Security and make no representation as to the performance of the Underlying Security. Investing in the Fund is not equivalent to investing in the Underlying Security. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the Underlying Security.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements. In a repurchase agreement, a party sells a security, commonly a U.S. government security, and agrees to buy the security back at a specific price at a specified later time. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intraday (premium) or less than the NAV intraday (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.

Early Close/Trading Halt Risk. The risk that an exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Cash Transaction Risk. The Fund will generally effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and will incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund will bear such costs, which will decrease the Fund’s net asset value.

Tax Risk. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter and meet annual distribution requirements.

The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, including gaining exposure to the Underlying Security through the use of swaps, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

IPO Risk. The Fund expects to commence operations on or about the same date as the Underlying Security commences trading in connection with its IPO. As a result, the Fund will seek exposure to the Underlying Security, consistent with its investment objective, during a period in which the Underlying Security has a limited trading history, limited publicly available information, uncertain market valuation and potentially significant price volatility. Trading in the Underlying Security may be subject to substantial fluctuations in price, wide bid-ask spreads, trading halts, limited liquidity, price discovery challenges and other market disruptions that are more common following an IPO. The Fund may have difficulty obtaining exposure to the Underlying Security on terms that are consistent with its investment objective, particularly during the initial days or weeks following the IPO, which may cause the Fund not to meet its investment objective during this time. In addition, options, swaps or other derivatives referencing the Underlying Security may not be immediately available, may have limited liquidity, may be more expensive than anticipated or may not provide the desired exposure. The Fund's performance, ability to achieve its investment objective and ability to rebalance its portfolio may be adversely affected by these conditions. These risks are likely to be heightened on the first day of trading and during the period immediately following the IPO.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification Risk. The Fund is considered to be non-diversified. This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty and make the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Liquidity Risk. Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Security. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund. To the extent that the Underlying Security’s value increases or decreases significantly, the Fund may be one of many market participants that are attempting to transact in the Underlying Security. Under such circumstances, the market for the Underlying Security may lack sufficient liquidity for all market participants’ trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund’s transactions could exacerbate the price changes of the Underlying Security and may impact the ability of the Fund to achieve its investment objective.

In certain cases, the market for the Underlying Security and/or Fund may lack sufficient liquidity for all market participants’ trades. Therefore, the Fund may have difficulty transacting in it and/or in correlated investments, such as swap contracts. Further, the Fund’s transactions could exacerbate illiquidity and volatility in the price of the Underlying Security and correlated derivative instruments. These risks are expected to be heightened during the period immediately following the Underlying Security’s IPO.

Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Fund Performance

Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.ThemesETFs.com or by calling the Fund toll-free at 1-866-5Themes (1-866-584-3637).

Management

Investment Adviser

Themes Management Company, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers

Calvin Tsang, CFA, Head of Product Management and Development of the Adviser, Dingxun (Kevin) Shao, Vice President, Product Management and Development of the Adviser and Paul Bartkowiak, Vice President, Portfolio Management of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and each has served as portfolio manager since the Fund’s inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.ThemesETFs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Each Fund’s ticker symbol appears on the cover of this Prospectus, and references to specific Funds in the sections below may refer to such Funds by their ticker symbol.

Additional Information About Each Fund’s Investment Objective

Each Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed by the Board of Trustees of Themes ETF Trust (the “Trust”) without a vote of shareholders upon written notice to shareholders. If a Fund elects to change its investment objective or 80% Policy, shareholders will be given at least 60 days’ notice prior to any such change.

Additional Information About Each Fund’s Principal Investment Strategies

Leverage Shares 2X Long SK Hynix Daily ETF

The Leverage Shares 2X Long SK Hynix Daily ETF, under normal circumstances, invests in the Underlying Security and financial instruments with economic characteristics that, in combination, provide 200% daily exposure to SK Hynix equal to at least 80% of its net assets (plus any borrowings for investment purposes).

Leverage Shares 1X Short SK Hynix Daily ETF

The Leverage Shares 1X Short SK Hynix Daily ETF, under normal circumstances, invests in the Underlying Security and financial instruments with economic characteristics that, in combination, provide -100% daily exposure to SK Hynix equal to at least 80% of its net assets (plus any borrowings for investment purposes).

ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES AND POLICIES

The Effects of Fees and Expenses on the Return of a Leveraged Long Fund for a Single Trading Day. The Leverage Shares 2X Long SK Hynix Daily ETF (a “Fund” or “2X Long Fund”) seeks to provide a daily return that corresponds to the daily return of the Underlying Security.

The Effects of Fees and Expenses on the Return of a Leveraged Short Fund for a Single Trading Day. The Leverage Shares 1X Short SK Hynix Daily ETF (a “Fund” or “1X Short Fund”) seeks to provide a daily return that is equal to -100% of the daily return of the Underlying Security.

To create the necessary exposure, each Fund will enter into one or more swap agreements with major financial institutions, which incur borrowing costs. In light of these charges and operating expenses paid by the Fund, the expected return of a Fund over one trading day is equal to the gross expected return, which is the daily underlying security return, minus (i) financing charges incurred by a Fund in addition to the financing cost embedded in the underlying security and (ii) daily operating expenses paid by the Fund. For instance, if the underlying security returned 2% on a given day, the gross expected return of the 2X Long Fund would be 4% (and the gross expected return of the 2X Short Fund would be -2%), but the net expected return for each Fund, which factors in the cost of financing the portfolio and the impact of operating expenses paid by each Fund, would be lower. Each Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases a Fund’s shares at close of the markets on a given trading day, the investor’s exposure to the underlying security would reflect 200% (for the 2X Long Fund) or -100% (for the 1X Short Fund) of the performance of the underlying security during the following trading day, subject to the charges and expenses noted above.

A Cautionary Note to Investors Regarding Dramatic Underlying Security Movement. The 2X Long Fund seeks daily exposure to the Underlying Security equal to 200% of its net assets. As a consequence, the 2X Long Fund could lose an amount greater than its net assets in the event of a decline in the value of the Underlying Security in excess of 50% on a single day. The risk of total loss exists.

If the Underlying Security has a dramatic adverse move that causes a material decline in a Fund’s net assets, the terms of a Fund’s swap agreements may permit the counterparty to immediately close out all swap transactions with the Fund. In that event, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with a Fund’s investment objective. This may prevent a Fund from achieving its leveraged investment objective, even if the underlying security later reverses all or a portion the move, and result in significant losses.

Examples of the Impact of Daily Leverage and Compounding. Because each Fund’s exposure to the Underlying Security is repositioned on a daily basis, for a holding period longer than one day, the pursuit of a daily investment objective will result in daily leveraged compounding for each Fund. This means that the return of the Underlying Security over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective (e.g., 200% for the 2X Long Fund or -100% for the 1X Short Fund) generally will not equal the Fund’s performance over that same period. As a consequence, investors should not plan to hold a Fund unmonitored for periods longer than a single trading day. This deviation increases with higher volatility in the Underlying Security and longer holding periods. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the Underlying Security for the full trading day. The actual exposure will largely be a function of the performance of the Underlying Security from the end of the prior trading day.

Consider the following examples regarding the 2X Long Fund:

Investor 1 is considering hypothetical investments in two funds, Funds A and B. Fund A is an ETF which seeks (before fees and expenses) to match the performance of the underlying security. Fund B is a leverage ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 200% of the daily performance of the underlying security.

A hypothetical investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment to its original value. The following example assumes a $100 investment in Fund A when the underlying security is also valued at $100:

Day	The Hypothetical Underlying Security Value	The Hypothetical Underlying Security Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00

The same $100 investment in Fund B would be expected to gain 10% on Day 1 (200% of 5%) but decline 9.52% on Day 2.

Day	The Hypothetical Underlying Security Performance	200% of the Hypothetical Underlying Security Performance	Value of Fund B Investment
			$100.00
1	5.00%	10.00%	$110.00
2	-4.76%	-9.52%	$99.52

Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the hypothetical investment in Fund B experiences a loss even when the aggregate underlying security value for the two-day period has not declined (these calculations do not include the charges for fund fees and expenses).

A hypothetical investment in Fund B has additional risks due to the effects of leverage and compounding.

An investor who purchases shares of the Fund intraday will generally receive more, or less, than 200% exposure to the underlying security from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the underlying security from the end of the prior trading day. If the Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from 200% of the return of the underlying security’s performance for the longer period. This deviation will increase with higher volatility of the underlying security and longer holding periods.

Consider the following examples regarding the 1X Short Fund:

Investor 1 is considering hypothetical investments in two funds, Funds A and B. Fund A is an ETF which seeks (before fees and expenses) to match the performance of the underlying security. Fund B is a leverage ETF and seeks daily leveraged investment results (before fees and expenses) that corresponds to -100% of the daily performance of the underlying security.

On Day 1, the XYZ stock increases in value from $100 to $105, a gain of 5%. On Day 2, the XYZ stock decreases in value from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ stock has not moved.

An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment to its original value. The following example assumes a $100 investment in Fund A when the stock is also valued at $100:

Day	The Hypothetical Underlying Security Value	The Hypothetical Underlying Security Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00

The same $100 investment in Fund B would be expected to lose 5% on Day 1 (-100% of 5%) but increase by 4.76% on Day 2.

Day	The Hypothetical Underlying Security Performance	-100% of the Hypothetical Underlying Security Performance	Value of Fund B Investment
			$100.00
1	5.00%	-5.00%	$95.00
2	-4.76%	4.76%	$99.52

In the case of Fund B, although the percentage decrease on Day 2 is sufficient to bring the value of the stock back to its starting point, because the inverse of that percentage is applied to a lower principal amount on Day 2, Fund B has a loss. (These calculations do not include the charges for fund fees and expenses.) As you can see, an investment in Fund B has additional risks than Fund A due to the effects of compounding on Fund B.

An investor who purchases shares of a Fund intra-day will generally receive more, or less, than -100% exposure to the underlying security from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the underlying security from the end of the prior trading day. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from -100% of the return of the underlying security performance for the longer period. This deviation will increase with higher volatility and longer holding periods.

Examples of the Impact of Volatility. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will typically cause the Fund to lose money if the underlying security experience volatility. A volatility rate is a statistical measure of the magnitude of fluctuations in the underlying security’s returns over a defined period. For periods longer than a trading day, volatility in the performance of the underlying security from day to day is the primary cause of any disparity between the Fund’s actual returns and the returns of the underlying security for such period. Volatility causes such disparity because it exacerbates the effects of compounding on the Fund’s returns. In addition, the effects of volatility are magnified in the Fund due to leverage. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund:

Example 1 – The Underlying Security Experiences Low Volatility

2X long Fund:

Investor 1 hypothetically invests $10.00 in the 2X Long Fund at the close of trading on Day 1. During Day 2, the underlying security rises from 100 to 102, a 2% gain. Investor 1’s hypothetical investment rises 4% to $10.40. Investor 1 holds her investment through the close of trading on Day 3, during which the underlying security rises from 102 to 104, a gain of 1.96%. Investor 1’s hypothetical investment rises to $10.81, a gain during Day 3 of 3.92%. For the two-day period since Investor 1 hypothetically invested in the Fund, the underlying security gained 4% although Investor 1’s hypothetical investment increased by 8.1%. Because the underlying security continued to trend upwards with low volatility, Investor 1’s hypothetical return closely correlates to the 200% return of the return of the underlying security for the period.

1X Short Fund:

Investor 1 hypothetically invests $10.00 in the Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying security decreases from 100 to 98, a 2% loss. Investor 1’s investment rises 2% to $10.20. Investor 1 holds her hypothetical investment through the close of trading on Day 3, during which the Fund’s underlying security decreases from 98 to 96, a hypothetical loss of 2.04%. Investor 1’s hypothetical investment rises to $10.41, a gain during Day 3 of 2.04%. For the two day period since Investor 1 hypothetically invested in the Fund, the underlying security lost 4% although Investor 1’s hypothetical investment increased by 4.1%. Because the underlying security continued to trend downwards with low volatility, Investor 1’s hypothetical return closely correlates to the -100% return of the return of the underlying security for the period.

Example 2 – The Underlying Security Experiences High Volatility

2X Long Fund:

Investor 1 hypothetically invests $10.00 in a 2X Long Fund after the close of trading on Day 1. During Day 2, the underlying security rises from 100 to 102, a 2% gain, and Investor 1’s hypothetical investment rises 4% to $10.40. Investor 1 continues to hold her investment through the end of Day 3, during which the underlying security declines from 102 to 98, a loss of 3.92%. Investor 1’s hypothetical investment declines by 7.84%, from $10.40 to $9.58. For the two-day period since Investor 1 invested in the Fund, the underlying security lost 2% while Investor 1’s hypothetical investment decreased from $10 to $9.58, a 4.2% loss. The volatility of the underlying security affected the correlation between the underlying security’s return for the two-day period and Investor 1’s hypothetical return. In this situation, Investor 1 hypothetically lost more than two times the return of the underlying security.

1X Short Fund:

Investor 1 hypothetically invests $10.00 in the hypothetical Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying security decreases from 100 to 98, a 2% loss, and Investor 1’s hypothetical investment rises 2% to $10.20. Investor 1 continues to hold her investment through the end of Day 3, during which the Fund’s underlying security increases from 98 to 102, a gain of 4.08%. Investor 1’s hypothetical investment declines by 4.08%, from $10.20 to $9.78. For the two day period since Investor 1 invested in the Fund, the Fund’s underlying security gained 2% while Investor 1’s investment decreased from $10 to $9.78, a 2.20% loss. The volatility of the underlying security affected the correlation between the underlying security’s return for the two day period and Investor 1’s hypothetical return. In this situation, Investor 1 lost more than -100% the return of the underlying security.

Example 3 – Intraday Investment with Volatility

2X Long Fund:

The examples above assumed that Investor 1 hypothetically purchased the Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intraday, she would have received a beta determined by the performance of the underlying security from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.

Investor 1 hypothetically invests $10.00 in a 2X Long Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the underlying security moved from 100 to 102, a 2% gain. In light of that gain, the Fund beta at the point at which Investor 1 hypothetically invests is 196%. During the remainder of Day 2, the underlying security rises from 102 to 110, a gain of 7.84%, and Investor 1’s hypothetical investment rises 15.4% (which is the underlying security’s gain of 7.84% multiplied by the 196% beta that she received) to $11.54. Investor 1 continues to hold her investment through the close of trading on Day 3, during which the underlying security declines from 110 to 90, a loss of 18.18%. Investor 1’s hypothetical investment declines by 36.4%, from $11.54 to $7.34. For the period of Investor 1’s investment, the underlying security declined from 102 to 90, a loss of 11.76%, while Investor 1’s hypothetical investment decreased from $10.00 to $7.34, a 27% loss. The volatility of the underlying security affected the correlation between the underlying security’s return for period and Investor 1’s hypothetical return. In this situation, Investor 1 lost more than two times the return of the underlying security. Investor 1 was also hurt because she missed the first 2% move of the underlying security and had a beta of 196% for the remainder of Day 2.

1X Short Fund:

The examples above assumed that Investor 1 purchased the hypothetical Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the underlying security from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.

Investor 1 invests $10.00 in the hypothetical Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the underlying security moved from 100 to 98, a 2% loss. In light of that loss, the Fund’s beta at the point at which Investor 1 hypothetically invests is -96%. During the remainder of Day 2, the Fund’s underlying security decreases from 98 to 90, a loss of 8.16%, and Investor 1’s hypothetical investment rises 7.83% (which is the underlying security gain of 8.16% multiplied by the 96% beta that she received) to $10.78. Investor 1 continues to hold her hypothetical investment through the close of trading on Day 2, during which the Fund’s underlying security increases from 90 to 110, a gain of 22.22%. Investor 1’s hypothetical investment declines by 18.2%, from $10.78 to $8.82. For the period of Investor 1’s investment, the Fund’s underlying security increased from 98 to 110, a gain of 12.25%, while Investor 1’s hypothetical investment decreased from $10.00 to $8.82, an 11.8% loss. The volatility of the underlying security affected the correlation between the stock’s return for period and Investor 1’s hypothetical return. In this situation, Investor 1 hypothetically lost less than -100% of the return of the underlying security. Investor 1’s hypothetical investment was also affected because she missed the first 2% move of the underlying security and had a beta of -96% for the remainder of Day 2.

Market Volatility. Each Fund seeks to provide a return which is a multiple of the daily performance of the Underlying Security. Neither Fund attempts to, and should not be expected to, provide returns which are a multiple of the return of the Underlying Security for periods other than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.

Daily rebalancing will impair a Fund’s performance if the Underlying Security experiences volatility. For instance, a 2X Long Fund would be expected to lose 4% (as shown in Table 1 below) if the Underlying Security provided no return over a one-year period and experienced annualized volatility of 20%. A 1X Short Fund would be expected to lose 4% (as shown in Table 1 below) if the Underlying Security provides no return over a one-year period and had annualized volatility of 20%. If the Underlying Security’s annualized volatility were to rise to 40%, the hypothetical loss for a one-year period for a 2X Long Fund widens to approximately 15% and the hypothetical loss for the 1X Short Fund also rises to 15%.

Table 1

Volatility Range	2X Long Fund	1X Short Fund
10%	-1%	-1%
20%	-4%	-4%
30%	-9%	-9%
40%	-15%	-15%
50%	-23%	-22%
60%	-33%	-30%
70%	-47%	-39%
80%	-55%	-47%
90%	-76%	-55%
100%	-84%	-63%

Note that at higher volatility levels for the 2X Long Fund, there is a chance of a complete loss of Fund assets even if the Underlying Security is flat. For instance, if annualized volatility of the Underlying Security was 90%, a 2X Long Fund based on the Underlying Security would be expected to lose 76% even if the Underlying Security returned 0% for the year. Whereas, for the 1X Short Fund, if annualized volatility of the underlying security were 100%, the 1X Short Fund based on that underlying security would be expected to lose 63% of its value, even if the underlying security returned 0% for the year. The underlying security’s volatility rate is a statistical measure of the magnitude of fluctuations in its return the underlying security.

Table 2 shows the annualized historical volatility rate for the Underlying Security over the five-year period ended December 31, 2025 (or a shorter period, where applicable). Since market volatility has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Funds particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility in Table 2 (where available) to give investors some sense of the risks of holding a Fund for longer periods over the past five years. Historical volatility and performance are not likely indicative of future volatility and performance.

Table 2 – Annualized Historic Volatility of the Underlying Securities

Underlying Security	5-Year Annualized Historical Volatility Rate
SK Hynix[1]	N/A

[1]	SK Hynix commenced trading in July 2026 and therefore does not have a full calendar year of annualized historical volatility information to report.

The Projected Returns of Funds for Intraday Purchases. Because the Funds rebalance their portfolio once daily, an investor who purchases shares during a day will likely have more, or less, than 200% (for investors in the 2X Long Fund) leveraged investment exposure to the Underlying Security. The exposure to the Underlying Security received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily leveraged investment objective (e.g., 200%) by an amount determined by the movement of the Underlying Security from their value at the end of the prior day. If the Underlying Security moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases the Fund shares, the investor will receive less exposure to the Underlying Security than the stated Fund daily leveraged investment objective (e.g., 200%). Conversely, if the Underlying Security moves in a direction adverse to a Fund, the investor will receive more exposure to the Underlying Security than the stated fund daily leveraged investment objective (e.g., 200%).

Table 3 below indicates the exposure to the underlying security that an intra-day purchase of a 2X Long Fund would be expected to provide based upon the movement in the value of the underlying security from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the underlying security has moved 5% in a direction favorable to the Fund, the investor would receive exposure to the performance of the Underlying Security from that point until the investor sells later that day or the end of the day equal to approximately 191% of the investor’s investment.

Conversely, if the underlying security has moved 5% in a direction unfavorable to the Fund, an investor at that point would receive exposure to the performance of the underlying security from that point until the investor sells later that day or the end of the day equal to approximately 211% of the investor’s investment.

The table includes a range of the underlying security moves from 20% to -20% for the 2X Long Fund. Movement of the underlying security beyond the range noted below will result in exposure further from the Fund’s daily leveraged investment objective.

Table 3 – Intraday Leverage of a 2X Long Fund

Underlying Security	Resulting Hypothetical Exposure for 2X Long Fund
-20%	267%
-15%	243%
-10%	225%
-5%	211%
0%	200%
5%	191%
10%	183%
15%	177%
20%	171%

Table 4 below indicates the exposure to the underlying security that an intra-day purchase of a 1X Short Fund would be expected to provide based upon the movement in the value of the underlying security from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the underlying security of a Fund has moved 2% in a direction favorable to a 1X Short Fund, the investor would receive exposure to the performance of the underlying security from that point until the investor sells later that day or the end of the day equal to approximately 96% of the investor’s investment.

Conversely, if the underlying security has moved 2% in a direction unfavorable to a 1X Short Fund, an investor at that point would receive exposure to the performance of the underlying security from that point until the investor sells later that day or the end of the day equal to approximately -104% of the investor’s investment.

The table includes a range of underlying security moves from 5% to –5% for a 1X Short Fund; stock moves beyond the range noted below will result in exposure further from a Fund’s daily investment objective.

Table 4 – Intra-Day Leverage of a 1X Short Fund

Underlying Security	Resulting Hypothetical Exposure for a 1X Short Fund
-5%	-90%
-4%	-92%
-3%	-94%
-2%	-96%
-1%	-98%
0%	-100%
1%	-102%
2%	-104%
3%	-106%
4%	-108%
5%	-110%

The Projected Returns of a Fund for Periods Other Than a Single Trading Day. The Funds seek leveraged investment results on a daily basis — from the close of regular trading on one trading day to the close on the next trading day — which should not be equated with seeking a leveraged investment objective for any other period. For instance, if the Underlying Security gains 10% for a week, a 2X Long Fund should not be expected to provide a return of 20% for the week even if it meets its daily leveraged investment objective throughout the week and a 1X Short Fund should not be expected to provide a return of -10% for the week even if it meets its daily leveraged investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of the Underlying Security over a period of time greater than one day multiplied by the Fund’s daily leveraged investment objective or short daily leveraged investment objective (e.g., 200% of -100%) will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single trading day.

The following tables set out a range of hypothetical daily performances during a given 10 trading days of a hypothetical underlying security and demonstrate how changes in the hypothetical underlying security impacts a Fund’s performance for one trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a Fund over a 10-trading day period and do not reflect fees or expenses of any kind.

Table 5 – The Underlying Security Lacks a Clear Trend

	The Underlying Security			2X Long Fund*			1X Short Fund*
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	105	5.00%	5.00%	$110.00	10.00%	10.00%	$95.00	-5.00%	-5.00%
Day 2	110	4.76%	10.00%	$120.48	9.52%	20.47%	$90.47	-4.76%	-9.53%
Day 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%	$98.69	9.09%	-1.31%
Day 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%	$108.55	10.00%	8.55%
Day 5	85	-5.56%	-15.00%	$70.10	-11.12%	29.91%	$114.58	5.56%	14.58%
Day 6	100	17.65%	0.00%	$94.83	35.30%	-5.17%	$94.35	-17.56%	-5.65%
Day 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%	$99.06	5.00%	-0.94%
Day 8	100	5.26%	0.00%	$94.34	10.52%	-5.68%	$93.84	-5.26%	-6.16%
Day 9	105	5.00%	5.00%	$103.77	10.00%	3.76%	$89.14	-5.00%	-10.86%
Day 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.12%	$93.38	4.76%	-6.62%

*	Figures in this table have been rounded.

The cumulative performance of the hypothetical underlying security in Table 5 is 0% for 10 trading days. The hypothetical return of the 2X Long Fund for the 10-trading day period is -6.12%, while the hypothetical return of a 1X Short Fund is -6.62%. The volatility of the hypothetical underlying security’s performance and lack of a clear trend results in performance for each Fund for the period that bears little relationship to the hypothetical performance of the underlying security for the 10-trading day period.

Table 6 – The Underlying Security Rises in a Clear Trend

	The Underlying Security			2X Long Fund*			1X Short Fund*
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	102	2.00%	2.00%	$104.00	4.00%	4.00%	$98.00	-2.00%	-2.00%
Day 2	104	1.96%	4.00%	$108.08	3.92%	8.08%	$96.07	-1.96%	-3.93%
Day 3	106	1.92%	6.00%	$112.24	3.84%	12.23%	$94.22	-1.92%	-5.78%
Day 4	108	1.89%	8.00%	$116.47	3.78%	16.47%	$92.43	-1.89%	-7.57%
Day 5	110	1.85%	10.00%	$120.78	3.70%	20.78%	$90.72	-1.85%	-9.28%
Day 6	112	1.82%	12.00%	$125.18	3.64%	25.17%	$89.06	-1.82%	-10.94%
Day 7	114	1.79%	14.00%	$129.65	3.58%	29.66%	$87.46	-1.79%	-12.54%
Day 8	116	1.75%	16.00%	$134.20	3.50%	34.19%	$85.92	-1.75%	-14.08%
Day 9	118	1.72%	18.00%	$138.82	3.44%	38.81%	$84.44	-1.72%	-15.56%
Day 10	120	1.69%	20.00%	$143.53	3.38%	43.50%	$83.01	-1.69%	-16.91%

*	Figures in this table have been rounded.

The cumulative performance of the hypothetical underlying security in Table 6 is 20% for 10 trading days. The return of the hypothetical 2X Long Fund for the 10-trading day period is 43.50%, and the return of the hypothetical 1X Short Fund is -16.91%. In this case, because of the hypothetical positive underlying security trend, the 2X Long Fund’s hypothetical gain is greater than 200% of the underlying security gain and the 1X Short Fund’s hypothetical decline is less than -100% of the hypothetical underlying security gain for the 10-trading day period.

Table 7 – The Underlying Security Declines in a Clear Trend

	The Underlying Security			2X Long Fund*			1X Short Fund*
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	98	-2.00%	-2.00%	$96.00	4.00%	-4.00%	$102.00	2.00%	2.00%
Day 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%	$104.08	2.04%	4.08%
Day 3	94	-2.08%	-6.00%	$88.24	-4.16%	-11.75%	$106.24	2.08%	6.24%
Day 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%	$108.50	2.13%	8.50%
Day 5	90	-2.17%	-10.00%	$80.82	-4.34%	-19.17%	$110.85	2.17%	10.85%
Day 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.76%	$113.31	2.22%	13.31%
Day 7	86	-2.27%	-14.00%	$73.71	-4.54%	-26.27%	$115.88	2.27%	15.88%
Day 8	84	-2.33%	-16.00%	$70.29	-4.66%	-29.71%	$118.58	2.33%	18.58%
Day 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.05%	$121.40	2.38%	21.40%
Day 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.32%	$124.36	2.44%	24.36%

*	Figures in this table have been rounded.

The cumulative performance of the hypothetical underlying security in Table 7 is -20% for 10 trading days. The return of the hypothetical 2X Long Fund for the 10-trading day period is -36.32% and the return of the hypothetical 1X Short Fund is 24.36%. In this case, because of the negative hypothetical underlying security trend, the hypothetical 2X Long Fund’s decline is less than 200% of the hypothetical underlying security decline and the hypothetical 1X Short Fund’s gain is greater than -100% of the hypothetical underlying security decline for the 10-trading day period.

Additional Information about the Principal Risks of Investing in the Funds

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in each of the Fund Summaries. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a ‘principal risk’ of investing in the Funds as noted in the respective Fund Summaries, regardless of the order in which they appear. The factors below apply to each Fund except where noted otherwise. Each of the factors below could have a negative impact on the applicable Fund’s performance and trading prices.

ADR Risk. The Fund may obtain exposure to the Underlying Security through ADRs, which are issued by U.S. banks or trust companies and represent interests in securities of non-U.S. issuers. ADRs are subject to many of the same risks as direct investments in foreign securities, including risks associated with political and economic developments, regulatory changes and currency fluctuations in the issuer’s home country. ADRs may trade at a premium or discount to the underlying securities and may be less liquid, particularly during periods when the underlying foreign markets are closed. The depositary bank may charge fees for the issuance, cancellation and administration of ADRs, which may reduce returns. ADR holders generally do not have the same rights as holders of the underlying securities and must rely on the depositary to exercise certain rights, including voting rights, on their behalf. In the case of unsponsored ADR programs, the foreign issuer may not be obligated to provide financial or other information in English or to comply with U.S. reporting requirements, which may result in less transparency. The Fund may also obtain exposure to ADRs through derivatives, such as swap agreements, in which case the Fund will not have direct ownership of the ADRs and will be subject to counterparty risk in addition to the risks associated with ADRs and the underlying foreign securities.

Cash Transaction Risk. The Fund will generally effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and will incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund will bear such costs, which will decrease the Fund’s net asset value.

Concentration Risk. Each Fund will be concentrated in the industry to which its underlying security is assigned (i.e., hold more than 25% of its total assets in investments that provide long leveraged exposure to the industry to which its underlying security is assigned). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.

Semiconductors and Semiconductor Equipment Industry Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of semiconductor companies. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of semiconductor companies have been and likely will continue to be extremely volatile.

Counterparty/Collateral Risk. If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Fund losing money or not being able to meet its daily leveraged or daily inverse investment objective.

In addition, because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged or daily inverse investment objective or rebalance properly, which may result in significant losses to the Fund, or the Fund may decide to change its leveraged or daily inverse investment objective. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be increased when there is significant market volatility.

Collateral pledged by a counterparty may be insufficient to fully mitigate credit exposure in the event of a default. This risk may arise from declines in collateral value, limited marketability, legal or perfection issues, or challenges in enforcing security interests. These risks are expected to be heightened during the period immediately following the Underlying Security’s IPO.

Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.

Cybersecurity failures by, or breaches of, the systems of the Fund’s investment adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.

Daily Correlation Risk. (2X Long SK Hynix Only) There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Security and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Underlying Security is impacted by the Underlying Security’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Underlying Security at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Underlying Security increases on days when the Underlying Security is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.

Each Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which a Fund invests, early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of a Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause a Fund to hold (or not to hold) an underlying security. Each Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect each Fund’s correlation with an underlying security. A Fund may be subject to large movements of assets into and out of each Fund, potentially resulting in each Fund being over- or under-exposed to an underlying security. Additionally, each Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as each Fund, which may cause a difference between the changes in the daily performance of a Fund and changes in the performance of an underlying security. Any of these factors could decrease the correlation between the performance of a Fund and an underlying security and may hinder a Fund’s ability to meet its daily investment objective on or around that day.

Daily Short Correlation Risk. (1X Short SK Hynix Only) There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Security and therefore achieve its daily inverse investment objective. The Fund’s exposure to the Underlying Security is impacted by the Underlying Security’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Underlying Security at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Underlying Security increases on days when the Underlying Security is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.

The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) the Underlying Security. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s desired correlation with the Underlying Security. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Underlying Security. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the performance of the Underlying Security. Any of these factors could decrease the correlation between the performance of the Fund and the Underlying Security and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.

Derivatives Risk. A Fund may obtain exposure through derivatives by investing in swap agreements. Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, and possibly greater than, risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than investing in the underlying security directly. The use of derivatives may expose a Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When a Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent a Fund from achieving its investment objective.

Swap Agreements. A Fund expects to use a combination of swaps on the underlying security. The performance of an ETF may not track the performance of its underlying security due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its underlying security as it would if the Fund only used swaps on the underlying security. If the underlying security has a dramatic move in price that causes a material decline in a Fund’s NAV over certain stated periods agreed to by the Fund and the counterparty, the terms of the swap agreement between a Fund and its counterparty may allow the counterparty to immediately close out of all swap transactions with a Fund. In such circumstances, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with a Fund’s daily leveraged investment objective. This may prevent a Fund from achieving its daily leveraged investment objective even if the underlying security reverses all or a portion of its price movement. The value of an investment in the Fund may change quickly and without warning. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering a Fund’s return. Such costs may increase as interest rates rise.

Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may expose investors to significant losses.

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

Options Contracts Risk. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such a date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Furthermore, when the Fund seeks to trade out of positions, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions. If the Fund sells non-cash settled options contracts, it would be obligated to receive shares of the Underlying Security when the option is exercised. Consequently, there is a risk that the Fund may have to physically acquire the Underlying Security shares at the strike price, which could result in the Fund holding the Underlying Security, and an asset that has declined in value.

FLEX Options. FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. Due to their customization and potentially unique terms, FLEX Options may be less liquid than other securities, such as standard exchange listed options. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price.

These risks are expected to be heightened during the period immediately following the Underlying Security’s IPO.

Early Close/Trading Halt Risk. The risk that an exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Securities Risk. Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.

ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:

APs, Market Makers, and Liquidity Providers Concentration Risk. The Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares of a Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intraday (premium) or less than the NAV intraday (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Certain securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, and the Fund may experience premiums and discounts greater than those of ETFs that hold securities that are traded only in the United States.

Trading. Although Shares are listed for trading on its applicable exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than its applicable exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of its applicable exchange, make trading in Shares inadvisable. In addition, trading in Shares on its applicable exchange is subject to trading halts caused by extraordinary market volatility pursuant to each exchange’s “circuit breaker” rules, which temporarily halt trading on such Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to each exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Issuer Risk. The Underlying Security is issued by a non-U.S. company and is subject to risks associated with foreign issuers. Investments in foreign securities may involve greater volatility and lower liquidity than investments in U.S. securities, and foreign issuers are subject to different accounting, auditing, financial reporting and disclosure standards, which may result in less publicly available or less reliable information. The issuer’s operations and financial condition may be significantly affected by economic, political and social conditions in its home country or region, including changes in government policies, regulatory requirements, taxation, trade restrictions, sanctions, tariffs and other forms of governmental intervention. Foreign markets may be subject to less regulatory oversight and may experience more frequent or pronounced market disruptions. Differences in trading practices, settlement procedures and market structure may increase the risk of operational issues or settlement delays, and in certain markets, there may be limitations on foreign ownership or repatriation of capital. Investments in foreign issuers are also subject to currency risk, and fluctuations in the value of the applicable foreign currency relative to the U.S. dollar may adversely affect the value of the Underlying Security. In addition, foreign issuers may be subject to withholding or other taxes that could reduce returns. To the extent the Fund obtains exposure through derivatives referencing the Underlying Security, the Fund will not have direct ownership of the underlying shares and will be subject to counterparty risk, and these risks may be amplified. Because the Fund seeks daily investment results that correspond to a multiple of the daily performance of the Underlying Security, any such risks may be magnified and result in increased volatility and the potential for significant losses over short periods.

Indirect Investment Risk. The issuers of the underlying companies are not affiliated with the Trust, the Adviser, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Funds. Investing in a Fund is not equivalent to investing in a Fund’s underlying security. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to a Fund’s underlying security.

Intraday Investment Risk. Each Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in a Fund intraday in the secondary market is a function of the difference between the share price of its Underlying Security at the market close on the first trading day and the share price of the Underlying Security at the time of purchase. If the share price of the Underlying Security rises, the Fund’s net assets will rise by approximately the same amount of the Fund’s exposure. Conversely, if the share price of the Underlying Security declines, the Fund’s net assets will decline by approximately the same amount as the Fund’s exposure. Thus, an investor that purchases Shares intraday may experience performance that is greater than, or less than, the Fund’s stated leveraged performance of the Underlying Security.

Inverse Exposure Risk. (1X Short SK Hynix Only) The Fund seeks to provide inverse (-100%) exposure to the daily performance of the Underlying Security and is subject to the risk that increases in the price of the Underlying Security will result in losses, which may be significant and occur rapidly. Because the Fund’s exposure is reset on a daily basis, the Fund’s performance for periods longer than one day will be the result of the compounding of daily returns and will likely differ, and may differ significantly, from the inverse of the return of the Underlying Security for the same period. A relatively small increase in the price of the Underlying Security may result in a corresponding decrease in the value of the Fund, and the Fund could lose a substantial portion or all of its value in a single trading day if the Underlying Security experiences a significant increase. The Fund’s use of derivatives to obtain inverse exposure may magnify any lack of correlation between the Fund’s performance and that of the Underlying Security and may increase the volatility of the Fund. In addition, the Fund’s ability to achieve its investment objective depends on the availability of suitable derivative instruments and counterparties; if such instruments are unavailable or become illiquid, the Fund may be unable to obtain the desired exposure, which could adversely affect its ability to meet its investment objective, impair its ability to issue additional Creation Units, and cause its shares to trade at a premium or discount to net asset value and/or experience wider bid-ask spreads.

IPO Risk. The Fund expects to commence operations on or about the same date as the Underlying Security commences trading in connection with its IPO. As a result, the Fund will seek exposure to the Underlying Security, consistent with its investment objective, during a period in which the Underlying Security has a limited trading history, limited publicly available information, uncertain market valuation and potentially significant price volatility. Trading in the Underlying Security may be subject to substantial fluctuations in price, wide bid-ask spreads, trading halts, limited liquidity, price discovery challenges and other market disruptions that are more common following an IPO. The Fund may have difficulty obtaining exposure to the Underlying Security on terms that are consistent with its investment objective, particularly during the initial days or weeks following the IPO, which may cause the Fund not to meet its investment objective during this time. In addition, options, swaps or other derivatives referencing the Underlying Security may not be immediately available, may have limited liquidity, may be more expensive than anticipated or may not provide the desired exposure. The Fund's performance, ability to achieve its investment objective and ability to rebalance its portfolio may be adversely affected by these conditions. These risks are likely to be heightened on the first day of trading and during the period immediately following the IPO.

Leverage Risk. (2X Long SK Hynix Only) To achieve its daily investment objective, the Funds employ leverage and are exposed to the risk that adverse daily performance of the Fund’s underlying security will be magnified. This means that, if a Fund’s underlying security experiences adverse daily performance (meaning a decline in the value of the underlying security of the Fund), an investment in the Fund will be reduced by an amount equal to 2% for every 1% of adverse performance, not including the costs of financing leverage and other operating expenses, which would further reduce its value.

A Fund could theoretically lose an amount greater than its net assets if its underlying security moves more than 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying security of the Fund). This would result in a total loss of a shareholder’s investment in one day even if its underlying security subsequently moves in the opposite direction and eliminates all or a portion of its earlier daily change. A total loss may occur in a single day even if its underlying security does not lose all of its value. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the underlying security or may increase the Fund’s volatility.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may reduce the potential returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. This is especially true given the limited number of market participants in certain markets in which the Fund may invest.

Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert such holdings to cash and may make it additionally difficult for the Fund to meet redemptions in a timely fashion.

Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, and may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions. If a number of securities held by the Fund stop trading or become illiquid, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk. These risks are expected to be heightened during the period immediately following the Underlying Security’s IPO.

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. The Fund is subject to the risk that geopolitical events will disrupt markets and adversely affect global economies, markets, and exchanges. Local, regional or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on the Fund, its investments, and the Fund’s ability to achieve its investment objective. Global trade policies, including tariffs, could also materially adversely affect the performance of the Fund’s holdings.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

New Fund Risk. None of the Funds have commenced investment operations. As a result, prospective investors have no track record or history on which to base their investment decisions. An investment in a Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance. In addition, there can be no assurance that a Fund will grow to or maintain an economically viable size. The Fund’s distributor does not maintain an active market in Fund Shares.

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non- diversified. This means that the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Underlying Security that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements. In a repurchase agreement, a party sells a security, commonly a U.S. government security, and agrees to buy the security back at a specific price at a specified later time. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Risks of Investing in South Korea. SK Hynix, Inc. is domiciled in South Korea and therefore is subject to risks associated with investments in South Korea. The South Korean economy is highly dependent on exports and global trade, and downturns in global demand or disruptions in trade could materially adversely affect economic conditions and the performance of South Korean companies. South Korea has experienced, and may continue to experience, significant political and geopolitical tensions, particularly with North Korea, which could result in market volatility, disruptions to business operations or declines in investor confidence. The South Korean government exercises influence over the economy and certain industries, and changes in government policies, regulations or industrial policies may adversely affect specific companies or sectors. The South Korean financial markets may be more volatile and less liquid than those of the United States, and may be subject to greater regulatory or market intervention. Issuers in South Korea may be subject to different accounting, disclosure and regulatory standards than U.S. issuers, which may result in less transparency or comparability. Investments in South Korean issuers are subject to currency risk, including fluctuations in the value of the South Korean won relative to the U.S. dollar, which may adversely affect returns. South Korea’s economy is concentrated in certain large conglomerates, and adverse developments affecting such entities or sectors could have a disproportionate impact on the broader market. Investments may also be subject to restrictions on foreign ownership, repatriation of capital or other regulatory constraints.

Shorting Risk. (1X Short SK Hynix Only) A short position is a financial transaction in which an investor sells an asset that the investor does not own. In such a transaction, an investor’s short position appreciates when a reference asset falls in value. By contrast, the short position loses value when the reference asset’s value increases. Because historically most assets have risen in value over the long term, short positions are expected to depreciate in value. Accordingly, short positions may be riskier and more speculative than traditional investments. In addition, any income, dividends or payments by reference assets in which the Fund has a short position will impose expenses on the Fund that reduce returns.

The Fund will obtain short exposure through the use of swap agreements and option contracts. To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may be less desirable or more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative.

SK Hynix, Inc. Investing Risk.

(2X Long SK Hynix Only). Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, in addition to the risks associated with the semiconductors and semiconductor equipment industry, SK Hynix Inc. faces risks that include, but are not limited to: its operating results are highly dependent on cyclical demand and pricing in the global memory semiconductor market, including significant volatility in DRAM and NAND pricing; it faces intense competition from other large memory semiconductor manufacturers with substantial financial and technological resources; its business is capital intensive and requires substantial ongoing investment in fabrication facilities, equipment and advanced process technologies; it is exposed to variability in demand driven by data center, artificial intelligence and mobile markets, which may result in fluctuations in revenues and profitability; it relies on a limited number of key customers, including large technology companies, and changes in demand from such customers could materially adversely affect its revenues; its manufacturing operations are subject to risks of disruption, including equipment failures, supply chain constraints and geopolitical developments affecting its global operations; its success depends on its ability to develop and transition to advanced memory technologies, including high-bandwidth memory and next-generation products, in a timely manner; it is exposed to risks associated with international operations, including export controls, trade restrictions and geopolitical tensions, particularly involving the United States, China and South Korea; fluctuations in foreign currency exchange rates may adversely affect its financial results; and it has made and may continue to make significant investments in new technologies and capacity, which may not generate expected returns. Any of these risks could have a significant negative impact on the company’s business.

(1X Short SK Hynix Only). Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, because the Fund seeks daily inverse exposure to the Underlying Security, developments that are favorable to SK Hynix Inc. are likely to have an adverse effect on the Fund. In addition to the risks associated with the semiconductors and semiconductor equipment industry, circumstances that could increase the value of the Underlying Security include, but are not limited to: sustained demand for memory semiconductors and favorable pricing in the global DRAM and NAND markets; successful competition with other memory semiconductor manufacturers; continued investment in fabrication facilities, equipment and advanced process technologies that enhances the company's competitive position; increased demand from data center, artificial intelligence and mobile markets; growth in sales to, or continued strong demand from, key technology customers; reliable manufacturing operations, resilient supply chains and favorable geopolitical developments affecting the company's global operations; successful development and commercialization of advanced memory technologies, including high-bandwidth memory and next-generation products; favorable developments relating to export controls, trade restrictions and international trade; favorable foreign currency exchange rates; and successful investments in new technologies and production capacity that generate expected returns. Any of these developments could materially increase the value of the Underlying Security and, as a result, adversely affect the Fund.

As the Underlying Security is expected to complete its IPO on July 10, 2026, there will be limited public trading history upon which investors can evaluate its performance, and the market price of its common stock is expected to experience significant volatility following the offering. The trading price of the Underlying Security’s common stock is expected to fluctuate significantly due to company-specific developments, changes in investor expectations, general market conditions, lock-up expirations for pre-IPO shareholders, changes in trading volume, the entry or exit of large shareholders or other factors unrelated to its operating performance.

Tax Risk. The Fund intends to pay dividends each taxable year to enable it to continue to satisfy the distribution requirements necessary to qualify for treatment as a regulated investment company (“RIC”). If the Fund were to distribute to its shareholders less than the minimum amount required for any year, the Fund would become subject to U.S. federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders. In addition, a Fund may not earn more than 10% of its annual gross income from non-qualifying sources, such as gains from the sale of commodities and precious metals. This could make it more difficult for the Fund to pursue its investment strategy and maintain qualification as a RIC. In lieu of potential disqualification as a RIC, the Fund is permitted to pay a tax for certain failures to satisfy this income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

In addition, to qualify for the favorable tax treatment generally available to RICs, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of its assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a RIC. If the Fund were to fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

PORTFOLIO HOLDINGS INFORMATION

Information about each Fund’s daily portfolio holdings is available at www.ThemesETFs.com. A summarized description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Funds’ SAI.

MANAGEMENT

The Funds are series of the Trust, a Delaware statutory trust, which is overseen by a board of trustees (the “Board”).

Investment Adviser

The Adviser has overall responsibility for the general management and administration of the Trust and each of its separate investment portfolios. The Adviser is a registered investment adviser with offices located at 34 East Putnam Avenue, Suite 112, Greenwich, Connecticut 06830. The Adviser has managed ETFs since 2023. The Adviser also arranges for transfer agency, custody, fund administration, securities lending and all other related services necessary for each Fund to operate. For its services, the Adviser receives a fee from each Fund, calculated daily and paid monthly, based on a percentage of each Fund’s average daily net assets, as shown in the following table:

Name of Fund	Management Fee
Leverage Shares 2X Long SK Hynix Daily ETF	0.75%
Leverage Shares 1X Short SK Hynix Daily ETF	0.75%

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the “Investment Advisory Agreement”), the Adviser has agreed to pay all expenses of each Fund, except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.

The basis for the Board’s approval of the Investment Advisory Agreement for each Fund will be available in such Fund’s first Form N-CSR.

Portfolio Managers

The Funds’ portfolio managers are Calvin Tsang, Dingxun (Kevin) Shao and Paul Bartkowiak who are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.

Mr. Tsang joined Themes Management Company LLC in March 2023 and serves as Head of Product Management and Development. Calvin has over eight years of experience as a portfolio manager. Prior to joining Themes Management Company LLC, Calvin was a Portfolio Manager at Cboe Vest from January 2021 to December 2022, Multi-Asset Portfolio Manager at QS Investors from May 2019 to December 2020, and Senior Portfolio Analyst at ProShares from August 2014 to May 2019. Mr. Tsang is a CFA charterholder and a certified FRM. He holds a dual Bachelor’s Degree in Accounting and Economics from Binghamton University.

Mr. Shao joined Themes Management Company LLC in July 2023 and serves as Vice President, Product Management and Development. Dingxun (Kevin) possesses over nine years of experience in the financial services industry, including more than seven years dedicated to portfolio management. Prior to joining Themes Management Company LLC, Dingxun (Kevin) gained most of his portfolio management experience at ProShares, where he started in July 2016 as an Analyst and concluded his tenure as an Associate Portfolio Manager in June 2023. Mr. Shao earned his Bachelor’s Degree with a dual major in Finance and Information Systems from the University of Maryland, College Park, Robert H. Smith School of Business.

Mr. Bartkowiak joined Themes Management Company LLC in April of 2024 and serves as Vice President, Portfolio Management. Paul has almost a decade of asset management experience. Paul most recently served as a Senior Portfolio Analyst at ProShares from 2021 to April 2024. Paul’s time at ProShares was split between their FICC and Currency, International Equity, and Commodity teams. In addition to his responsibilities to manage the firm’s ETFs, Mr. Bartkowiak was a member of ProShares’ Credit Team. Mr. Bartkowiak completed his undergraduate studies at the University of Dayton and MBA at Saint Louis University.

The SAI provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares of each Fund for which he is a portfolio manager.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Most investors will buy and sell Shares of the Funds through brokers. Shares of each Fund trade on the applicable exchange as listed on the cover of this Prospectus and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling Shares through a broker, most investors will incur customary brokerage commissions and charges. Shares of each Fund trade under the trading symbol listed on the cover of this Prospectus. Only authorized participants (“Authorized Participants” or “APs”) who have entered into agreements with the Funds’ distributor may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to each Fund, at NAV in Creation Units. Once created, Shares trade in the secondary market in amounts less than a Creation Unit.

Share Trading Prices

Transactions in each Fund’s Shares will be priced at NAV only if you purchase Shares directly from each Fund in Creation Units. As with other types of securities, the trading prices of Shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your Shares in the secondary market may be more or less than the NAV of such Shares.

Determination of Net Asset Value

The NAV of each Fund’s Shares is calculated each day the New York Stock Exchange (“NYSE”) is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). If the NYSE closes before 4:00 p.m. Eastern Time, as it occasionally does, the NAV Calculation Time will be the time the NYSE closes. In addition, any U.S. fixed-income assets may be valued as of the announced closing time of trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. Each Fund’s NAV per share is calculated by dividing the Fund’s net assets by the number of Fund Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair Value Pricing

The Board has adopted procedures and methodologies to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been delisted or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. The Adviser makes fair value determinations in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Dividends and Distributions

Each Fund expects to pay out dividends, if any, on an annual basis. Nonetheless, each Fund may make more frequent dividend payments. Each Fund expects to distribute its net realized capital gains to investors annually. Each Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Book Entry

Shares of each Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of each Fund.

Investors owning Shares of each Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares of each Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of each Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for each Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Fund Shares

Each Fund imposes no restrictions on the frequency of purchases and redemptions of Fund Shares. In determining not to impose such restrictions, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with a Fund, are an essential part of the ETF process and help keep Fund share trading prices in line with NAV. As such, each Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, each Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, each Fund and the Adviser reserve the right to reject any purchase order at any time.

Investments by Registered Investment Companies

Section 12(d)(1) of the Investment Company Act of 1940, as amended (“1940 Act”) restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in section 12(d)(1) subject to certain terms and conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

Provisions in the Trust’s Governing Documents Regarding Shareholder Derivative Claims

As described further in the Trust’s Agreement and Declaration of Trust, no person, other than a Trustee, who is not a Shareholder of a particular Series (or class) shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust with respect to such Series (or class). No Shareholder of a Series or (or class) may maintain a derivative action on behalf of the Trust with respect to such Series (or class) unless holders of a least ten percent (10%) of the outstanding Shares of such Series (or class) join in the bringing of such action; except that this provision will not apply to claims brought under the U.S. federal securities laws. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust with respect to a Series (or class) only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Trust; and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action (except that the provision allowing the Trustees to require an undertaking by the Shareholders to reimburse the Trust for the expense of any such advisors will not apply to claims brought under the U.S. federal securities laws).

ADDITIONAL TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular U.S. federal, state and local tax consequences to them of investing in a Fund.

Each Fund will distribute substantially all of their income and gains to its shareholders every year. Dividends paid by the Funds derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made at least annually. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Funds in cash or are reinvested in additional Fund shares.

Distributions generally will be taxable as qualified dividend income, long-term capital gain, or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by a Fund will be designated as qualified dividend income. If a Fund designates a distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period and other requirements are met. If a Fund designates a distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Fund shares. Short-term capital gains may be realized and any distribution resulting from such gains will be taxed at ordinary income tax rates. All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gain distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate U.S. federal income tax rates. Corporate shareholders may be entitled to a dividends-received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period and other requirements are met.

If a Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year in which it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year. Distributions may be subject to U.S. state and local taxes, as well as U.S. federal income taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

Each Fund may be required to backup withhold U.S. federal income tax for all taxable distributions payable to shareholders who fail to provide the applicable Fund with their correct taxpayer identification numbers and to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts backup withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisers to ensure that distributions and sale of Fund shares are treated appropriately on their U.S. federal income tax and other returns.

At the time that this prospectus was being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the shares under all applicable tax laws. See “US Federal Income Taxes” in the SAI for more information.

DISTRIBUTION

The Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for each Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of each Fund or the securities that are purchased or sold by each Fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

For all Funds, the Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the applicable Fund is available on the Funds’ website at www.ThemesETFs.com.

FINANCIAL HIGHLIGHTS

The Funds are newly organized and therefore have not yet had any operations as of the date of this Prospectus and do not have financial highlights to present at this time.

The Funds’ current SAI, dated July 2, 2026, as supplemented from time to time, provides additional detailed information about each Fund. The SAI is on file with the SEC and is herein incorporated by reference into this Prospectus.

Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders (when available). In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance.

To make shareholder inquiries, for more detailed information on each Fund, or to request the SAI or annual or semi- annual shareholder reports (once available) free of charge, please:

Call:	1-866-5Themes (1-866-584-3637)	Write:
	Monday through Friday 8:00 a.m. – 5:00 p.m. (Central time)	Themes ETF Trust c/o U.S. Bank Global Fund Services, LLC
P.O. Box 701
Visit:	www.ThemesETFs.com	Milwaukee, Wisconsin 53201

Shareholder reports and other information about the Funds are also available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	For a fee, by e-mail request to publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about each Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

The Trust’s SEC Investment Company Act file number is 811-23872.